AUTOMOTIVE FILTRATION & ENGINEERED MATERIALS Thermal/Acoustical Metals Thermal/Acoustical Fibers Performance Materials SPECIALTY ENGINEERED PRODUCTS AND MATERIALS THIS DOCUMENT, OR AN EMBODIMENT OF IT IN ANY MEDIA, DISCLOSES INFORMATION THAT IS PROPRIETARY, IS THE PROPERTY OF LYDALL, INC . AND/OR ITS AFFILIATE (COLLECTIVELY, “LYDALL”), IS AN UNPUBLISHED WORK PROTECTED UNDER APPLICABLE COPYRIGHT LAWS AND IS DELIVERED ON THE EXPRESS CONDITION THAT IT IS NOT TO BE USED, DISCLOSED, OR REPRODUCED, IN WHOLE OR IN PART (INCLUDING REPRODUCTION AS A DERIVATIVE WORK), OR USED FOR MANUFACTURE FOR ANYONE OTHER THAN LYDALL WITHOUT ITS WRITTEN CONSENT . NO RIGHT IS GRANTED TO DISCLOSE OR SO USE ANY INFORMATION CONTAINED HEREIN . ALL RIGHTS RESERVED . © LYDALL, INC . Technical Nonwovens Investor Conference Call Lydall to Acquire Gutsche November 30, 2016 EXHIBIT 99.1

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Forward - looking Statements This presentation contains “forward - looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact, including statements related to the expected timetable for completing and integrating the acquisition, expected benefits of the acquisition, Gutsche’s estimated financial results for 2016, estimated annual cost savings, estimated restructuring expenses, estimated impact of purchase accounting, expectations of the acquisition’s impact on Lydall’s earnings in 2017 and 2018, and Lydall’s plan for financing the acquisition, may be deemed to be forward - looking statements. All such forward - looking statements are intended to provide management’s current expectations for t he future operating and financial performance of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward - looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “est ima tes,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with t he discussion of future operating or financial performance. Because forward - looking statements relate to the future, they are subject to inhe rent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties which include, amo ng others, any delays in receiving merger control approval from Germany or in satisfying other closing conditions, worldwide eco nom ic cycles that affect the markets that each of the Company’s and Gutsche’s businesses serve which could have an effect on demand for their products and impact their profitability, challenges encountered by the Company in the integration of the Gutsche acquisition, disruptions in the global credit and financial markets, including diminished liquidity and credit availability, foreign curre ncy volatility, swings in consumer confidence and spending, unstable economic growth, raw material pricing and supply issues, fluctuations in unemployment rates, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations, that could have a negative impact on either company’s results of operations and financial condition. Accordi ngl y, the Company’s actual results may differ materially from those contemplated by these forward - looking statements. Investors, therefor e, are cautioned against relying on any of these forward - looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding factors that may cause actual results to di ffe r materially from these forward - looking statements is available in Lydall’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part II, Item 1A - Risk Factors of Lydall’s Quarterly Report on Form 10 - Q for the quarter ended September 30, 2016 and Part I, Item 1A - Risk Factors of Lydall’s Annual Report on Form 10 - K for the year ended December 31, 2015. These forward - looking statements speak only as of the date of this presentation, and Lydall does not assume any obligation to update or revise any forward - looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company. 2

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Transaction Details 3 ▪ MGF Gutsche GmbH & Co. KG ., to be acquired for ~$58 million in cash − Transaction expected to close at year end; subject to receipt of customary merger control approval from German competition authorities and completion of specified closing conditions ▪ Gutsche’s fiscal year ends on December 31, 2016; revenue and EBITDA are forecasted by Gutsche to be approximately $50 million and $6 million ▪ Lydall expects to leverage its operating discipline, business efficiencies, and economies of scale to generate anticipated annual cost savings of $3 million by 2019 ▪ Lydall’s financial results for the Fourth Quarter 2016 will include a small amount of transaction related expenses; ~$1 million of non - recurring transaction and integration expenses will be incurred over 2017 ▪ Restructuring related expenses as much as $5 million will be incurred through 2018 with the majority in 2017 ▪ Impact of purchase accounting related expenses estimated to be approximately $3 million annually driven by inventory step - up, incremental intangibles amortization and fixed asset write - up ▪ Expected to be financed through a combination of cash on hand and borrowings from the Company’s existing revolving credit facility Acquisition is expected to be accretive to earnings, net of the effect of purchase accounting, restructuring and other non - recurring expenses by mid 2018

Overview

GUTSCHE

Solidifies Lydall as a global leader in industrial filtration markets; Gutsche brings access to attractive complementary adjacent markets within key geographies

Attractive Adjacent Markets

Industrial Filtration



Incineration



Cement Kiln

Advanced Materials



Heat Protection



Fire Block

- Leading producer of specialty high temperature fiber rolled good media; Lydall was previously underserved in this attractive niche
- Significant leading presence in incineration filtration market growing at ~10% per annum
- Access to attractive technical textiles markets; highly innovative culture within

Key Geographies

- Establishes manufacturing presence in mainland Europe with leading brand
- Access to attractive Asia Pacific export market; currently unaddressed by Lydall as legacy business focused primarily on China

Europe



Asia Pacific



● Gutsche
● Lydall Technical Nonwovens

Gutsche Company Overview

Leading needle felt nonwovens manufacturer with operations located in Germany & China

Facilities
Fulda, Germany
Yixing, China

Seasoned leadership team and highly innovative culture with ~185 employees

Gutsche's End Markets



Filtration: ~80%
Power
Steel
Asphalt
Other
Cement
Incineration
Various
Advanced Materials: ~20%

Gutsche's Destination Sales



Americas
Asia Pacific
EMEA

Lydall

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE

4

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Strategic Highlights 5 Key Objectives Comments Adjacent to existing products / segments Diversifies Lydall’s needle felt expertise into attractive adjacent incineration filtration segment and other high - performance applications such as fire block and acoustics Deepens f ocus on filtration media Establishes Lydall as a leading global producer of industrial filtration needle felt media with a leading brand Expand global footprint Establishes presence in Central Europe and brings access to Asia - Pacific market (outside of China) currently underrepresented by Lydall Complementary / new technologies I nnovative culture driving new product development Meaningful scale Significantly increases existing needle felt capabilities and provides a step toward Lydall’s revenue goal of $800M by 2018 Accretive to Shareholders Acquisition is expected to be accretive to earnings, net of the effect of purchase accounting, restructuring and other non - recurring expenses by mid - 2018

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Business Structure & Financial Reporting 6 Gutsche to be integrated into Lydall’s Technical Nonwovens segment Key Considerations T/A Fibers T/A Metals Performance Materials Technical Nonwovens Metal Parts Fiber Parts Filtration Industrial Filtration Tooling Tooling Thermal Insulation Advanced Materials Life Sciences Filtration Business Structure & Financial Reporting Segment Product Grouping ▪ Gutsche sales to be reported under existing product groupings; Industrial Filtration and Advanced Materials ▪ Go - to - market strategy for Technical Nonwovens to remain unchanged; continue to leverage brand portfolio in the markets where brand is strongest Impacted Area

USE OR DISCLOSURE OF INFORMATION CONTAINED ON THIS SHEET IS SUBJECT TO THE RESTRICTIONS ON THE TITLE SLIDE Closing Remarks and Q&A 7 For further information: David D. Glenn Vice President Corporate Development and Investor Relations Telephone 860 - 646 - 1233 info@lydall.com www.lydall.com